Exhibit 99.2

ADEX CORPORATION
FINANCIAL STATEMENTS AND INDEPENDENT AUDITOR’S REPORT
For the year ended December 31, 2011 and 2010

Independent Auditor's Report

To the Stockholders’ of
Adex Corporation and subsidiary and its affiliated company

We have audited the accompanying consolidated and combined balance sheets of Adex Corporation and subsidiary and its affiliated company (the “Company”) as of December 31, 2011 and 2010, and the related consolidated and combined statements of operations, changes in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Institution's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2011 and 2010, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Sherb & Co., LLP
Sherb & Co., LLP Certified Public Accountants Boca Raton, FL December 4, 2012

ADEX CORPORATION AND SUBSIDIARY AND ITS AFFILIATED COMPANY
CONSOLIDATED AND COMBINED BALANCE SHEETS
DECEMBER 31, 2011 AND 2010

	December 31,
ASSETS	2011	2010
Current Assets:
Cash	$64,004	$171,782
Accounts receivable, net of allowance for bad debt	7,861,650	5,581,274
Due from related party	3,715,445	3,652,373
Loan receivable - stockholders	201,561	140,062
Prepaid expenses and other current assets	339,197	29,499
Total current assets	12,181,857	9,574,990

Property and equipment, net of accumulated depreciation	50,859	62,697

Other assets	74,060	76,010

Total assets	$12,306,776	$9,713,697

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Note payable - Bank	$6,685,000	$5,650,000
Accounts payable and accrued expenses	994,261	921,818
Income tax payable	42,600	19,456
Deferred income taxes	57,700	36,700
Total current liabilities	7,779,561	6,575,491

Stockholders' Equity
Common stock	2,000	11,608
Additional paid in capital	778,869	778,869
Retained earnings	3,746,346	2,295,246

Total stockholders' equity	4,527,215	3,085,723

Total liabilities and stockholders’ equity	$12,306,776	$9,713,697

See notes to consolidated and combined financial statements.

ADEX CORPORATION AND SUBSIDIARY AND ITS AFFILIATED COMPANY
CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	For the Years Ended
	December 31,
	2011	2010

Revenues	$37,160,836	$25,184,126
Cost of revenues:
Direct labor	26,784,592	17,911,631
Payroll taxes	1,460,927	1,098,803
Vehicle & tools	1,970,024	1,358,278
	30,215,543	20,368,712

Gross Profit	6,945,293	4,815,414

Selling, general and administrative expenses	5,339,264	4,651,286

Income before taxes and other	1,606,029	164,128

Other expenses	92,690	72,067

Income before taxes	1,513,339	92,061

Income taxes	71,847	15,885

Net income	$1,441,492	$76,176

See notes to consolidated and combined financial statements.

ADEX CORPORATION AND SUBSIDIARY AND ITS AFFILIATED COMPANY
CONSOLIDATED AND COMBINED STATEMENTS OF CHANGES IN EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

					Total
	Common Stock		Additional	Retained	Stockholders'
	Shares	Amount	Paid in capital	Earnings	Equity

Balance, January 1, 2010	11,608	$11,608	$778,869	$3,728,136	$4,518,613
Additional paid in capital	-	-	-	-	-
Distributions to stockholders	-	-	-	(1,509,066)	(1,509,066)
Net income	-	-	-	76,176	76,176
Balance, December 31, 2010	11,608	11,608	778,869	2,295,246	3,085,723

Dissolution of Integrated Telecom Ltd.	(9,608)	(9,608)	-	9,608	-
Net income	-	-	-	1,441,492	1,441,492
Balance, December 31, 2011	2,000	$2,000	$778,869	$3,746,346	$4,527,215

See notes to consolidated and combined financial statements.

ADEX CORPORATION AND SUBSIDIARY AND ITS AFFILIATED COMPANY
CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	For the Years ended
	December 31,
	2011	2010
Cash flows from operating activities:
Net income	$1,441,492	$76,176
Adjustments to reconcile net income from operations to net cash used in operating activities:
Depreciation	27,250	31,231
Bad debt recovery	-	(23,546)
Deferred taxes	21,000	(2,000)
Changes in operating assets and liabilities:
Accounts receivable	(2,280,378)	(1,646,086)
Prepaid expenses & other current assets	(309,698)	189,215
Other assets	1,950	-
Accounts payable and accrued expenses	72,445	(106,555)
Income tax payable	23,144	(32,969)
Net cash used in operating activities	(1,002,795)	(1,514,534)

Cash flows from investing activities
Purchase of property and equipment	(15,412)	(4,455)

Cash flows from financing activities:
Increase (decrease) in due from related party	(63,072)	(36,659)
Proceeds from notes payable	1,035,000	3,000,000
Increase (decrease) in loans receivable - stockholders	(61,499)	16,454
Distributions to stockholders	-	(1,509,066)
Net cash provided by financing activities	910,429	1,470,729

Net decrease in cash	(107,778)	(48,260)

Cash, beginning of year	171,782	220,042

Cash, end of year	$64,004	$171,782

Supplemental disclosures of cash flow information:
Cash paid for interest	$116,310	$85,471
Cash paid for income taxes	$27,703	$50,854

See notes to consolidated and combined financial statements.

ADEX CORPORATION AND SUBSIDIARY AND ITS AFFILIATED COMPANY
NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2011 AND 2010

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

ADEX Corporation and Subsidiary and its Affiliated Company (collectively, the "Company") provide temporary employment services of technical employees to the telecommunications industry worldwide. The majority of the Company's customers are Fortune 500 companies.

Principles of Consolidation and Combination

The consolidated and combined financial statements include the accounts of ADEX Corporation (“ADEX”), a New York corporation and its wholly owned subsidiary, ADEX LLC (“ADEX LLC”) a Georgia limited liability company, and its affiliated company ADEX Puerto Rico, LLC (“ADEX P.R.”) a Puerto Rican limited liability company, which is related by common ownership. All material intercompany transactions have been eliminated in the consolidated and combined financial statements. Collectively, and hereafter, ADEX, ADEX LLC and ADEX P.R. are referred to as the “Company” or “ADEX Corporation”, unless specific reference is made to an individual entity. Related to the Company are other entities that are related through mutual and common ownership and have conducted business transactions with the Company. Such an entity is ADEX Medical Staffing, LLC (“ADEX Medical”). The natures of transactions between related entities are that of business nature for the benefit of the Company or the related entity.

Cash and Cash Equivalents

The Company holds no instruments that would qualify as cash equivalents under Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) 230, in the statement of cash flows.

Concentration of Risks

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash in financial institutions. At December 31, 2011, substantially all of the Company’s cash was in one bank subject to FDIC’s insurance of $250,000 per depositor per insured bank. From December 31, 2011 through December 31, 2012, all noninterest-bearing transaction accounts are fully insured, regardless of the balances of the account and the ownership capacity of the funds under the Dodd-Frank Act.

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Concentration of Risks (Continued)

At December 31, 2011, the Company did not have any interest-bearing accounts. The Company provides services to customers throughout the United States and abroad. The Company performs periodic credit evaluations of its customers’ financial condition and generally does not require collateral. The Company conducts a major portion of its business with three customers, each of whom accounts for more than 10 percent of total revenue. For the year ended December 31, 2011, revenue from six major customers amounted to 83% of net revenue. For the year ended December 31, 2010 revenue from four customers represented 77% of net revenue.

Total accounts receivable from four customers at December 31, 2011 amounted to 80% of the accounts receivable balance. At December 31, 2010, accounts receivable from four customers amounted to 77% of the accounts receivable balance.

Allowance for Doubtful Accounts

The carrying amount of accounts receivable is reduced by an allowance for doubtful accounts that reflects management’s best estimate of the amounts that will not be collected based on a review of delinquent accounts receivable, as well as historical collection experience. Management periodically reviews and may adjust its assumptions for factors expected to affect collectability. Based on management’s assumptions, the Company provides for estimated uncollectible amounts through a charge to earnings and a credit to the allowance for doubtful accounts. Balances that remain outstanding after the Company has used reasonable collection efforts are written off through a charge to the allowance for doubtful accounts and a credit to accounts receivable. As of December 31, 2011 and 2010, the company had an allowance for doubtful accounts of $100,000.

Property and Equipment

Property and equipment are stated at cost. Maintenance and repair costs are charged to expense as incurred. Depreciation is provided using the straight-line method over the estimated useful lives of the assets, which range from five to seven years. Total depreciation expense amounted to $27,250 for the year ended December 31, 2011 and $31,231 for the year ended December 31, 2010.

	December,31,
	2011	2010
Equipment	$430,572	$415,160
Furniture and Fixtures	277,223	277,223
Total	707,795	692,383
Less: accumulated depreciation	(656,936)	(629,686)
Property and equipment, net	$50,859	$62,697

Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets include amounts paid by the Company with a useful life of less than a year and are then amortized over the life of the payment. These amounts are primarily prepaid insurance which is paid for a year and then the amount is amortized over the period. Prepaid expenses and other current assets were $339,197 and $29,499 as of December 31, 2011 and 2010, respectively.

Advertising and Promotion Costs

All costs associated with advertising and promotion are expensed in the period incurred and included in selling, general and administrative expenses. Total advertising and promotion costs amounted to $14,254 and $1,485 for the years ended December 31, 2011 and 2010, respectively.

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

ADEX has elected to be taxed as Subchapter S corporations under the provisions of the Internal Revenue Code and for state tax purposes. Under those provisions, the corporation generally does not pay corporate income taxes on its taxable income. Instead, the stockholders report their proportionate share of the corporation’s taxable income or loss on their personal income tax returns.

ADEX LLC is a single member limited liability company for tax purposes and files its tax return on a combined basis with ADEX.

Effective January 2011, ADEX P.R. is taxed as a partnership for federal income tax purposes.

Accordingly, the accompanying consolidated and combined financial statements only provide for income taxes imposed by individual states and local governments that do not recognize the S corporation election.

Revenue Recognition

The Company recognizes revenue on arrangements in accordance with ASC Topic 605-10-S99, Revenue Recognition-Overall-SEC Materials. Revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed, and collectability of the resulting receivable is reasonably assured.

The Company’s revenues are generated from contracted services to provide technical engineering and management solutions to large voice and data communications providers, as specified by their clients. The contracts provide payment to the Company for its services may be based on either 1) direct labor hours at fixed hourly rates or 2) fixed-price contracts. The services provided by the Company under the contracts are generally provided within a month. Occasionally, the services may be provided over a period of up to 4 months. If the Company anticipates that the services span over a month and depending on the contract terms, the Company provides either progress billing at least once a month or upon completion of the clients’ specifications.

The Company recognizes revenues of contracts based on direct labor hours and fixed-price contracts that do not overlap a calendar month based on services provided. The Company recognizes revenues based on fixed-price contracts that overlap a calendar month using the percentage of completion method. The aggregate amount of unbilled work-in-progress recognized by the Company as revenues is insignificant at December 31, 2011 and 2010.

The Company does not provide refunds to its customers.

Use of Estimates

The preparation of consolidated and combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated and combined financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Payable and Accrued Expenses

The Company’s accounts payables and accrued expenses as of December 31, 2011 and 2010 consist primarily of trade payables and accrued compensation.

NOTE B - LOANS RECEIVABLE – STOCKHOLDERS

This amount represents an advance to the stockholders of ADEX. The amounts are due on demand and accrue interest at a per annum rate of 4%.

NOTE C - NOTE PAYABLE - BANK

The Company has a $7,000,000 revolving credit line with a bank that is shared with a related entity, ADEX Medical. The line is collateralized by a perfected first lien position on all of the assets of both the company and ADEX Medical, and is personally guaranteed by the owners of ADEX and ADEX Medical. Outstanding borrowings bear interest at the bank’s only reference rate plus 0.25%. At December 31, 2011, the interest rate was 3.5%. As of December 31, 2011, the total outstanding line of credit amounted to $6,685,000.

The line matured on May 1, 2012 and the maturity date was extended to July 1, 2012. As of November 25, 2012, the line had been repaid in full.

NOTE D - INCOME TAXES

Income taxes include state and city current and deferred income taxes. Deferred taxes arise primarily from accounts receivable timing differences, and result principally from the tax returns of ADEX using the cash basis, while the accompanying balance sheet is presented on the accrual basis.

The provision for income taxes for the year ended December 31, 2011 consisted of the following:

Current taxes	$50,847
Deferred taxes	21,000

Total	$71,847

NOTE E - LEASE COMMITMENTS

ADEX leases various office spaces under cancelable operating leases which expire over various periods through 2014. Total rent expense for the years ended December 31, 2011 and 2010 amounted to $154,654 and $190,519, respectively.

The lease for the Company’s Georgia location has a thirty-six month term that expires on April 30, 2014. The total minimum rent for the noncancelable portion (ten months) of the lease amounts to $84,420. Pursuant to the lease agreement, ADEX has an option to cancel the lease during its lease term. The option to cancel may be exercised on April 30, 2013 and would require a cancellation fee amounting to four months of the then due base rent, $35,836.

The lease for the Company’s Florida location has a twenty-five month term that expired on April 30, 2012. This lease was not renewed and the company relocated to a facility leased by a related party, ADEX Medical Staffing, LLC.

The lease for the Company’s Illinois location has a twenty-six month term that expires on July 31, 2012. The total minimum rent for the remaining noncancelable portion (one month) of the lease amounts to $989. The lease was renewed through July 31, 2014.

NOTE E - LEASE COMMITMENTS (CONTINUED)

The Company advanced $3,715,445 and $3,652,373 as of December 31, 2011 and December 31, 2010 respectively to ADEX Medical Staffing, LLC which is owned by two stockholders of the Company. This amount is due on demand, is unsecured and bears no interest.

NOTE F - RELATED-PARTY TRANSACTIONS

The Company advanced $3,715,445 and $3,652,373 as of December 31, 2011 and 2010 respectively to ADEX Medical Staffing, LLC which is owned by two stockholders of the Company. This amount is due on demand, is unsecured and bears no interest.

During the year ended December 31, 2011, the Company incurred $39,804 of legal and professional services provided by an entity that is owned by a stockholder of the Company.

NOTE G - SUBSEQUENT EVENTS

The Company has evaluated the impact of subsequent events in its accompanying financial statements and related disclosure through November 19, 2012, which is the date the financial statements were available to be issued.

On September 17, 2012, Intercloud Systems, Inc. (“Intercloud”) entered into a Stock Purchase Agreement (the “ADEX Agreement”) and Intercloud acquired all the outstanding capital stock of the Company. The ADEX Agreement was made and entered into by and among Intercloud, the Company, and the Company’s shareholders.

Under the terms of the ADEX Agreement, Intercloud acquired all of the outstanding capital stock of the Company in exchange for the following consideration paid or issued by Intercloud at the closing: (i) cash of $12,819,594, (ii) a note in the amount of $1,046,000 and (iii) a note equal to the net working capital of the Company at the closing date of $1,332,668. The notes are due within sixty days of September 17, 2012.This note is secured by the issuance of 1,500 shares of Intercloud Redeemable Series G Preferred Stock with a stated value of $1,500,000.

As additional consideration Intercloud  agreed to pay the Company’s shareholders an amount of cash equal to the product of 0.75 (the “Multiplier”) multiplied by the adjusted EBITDA of the Company for the twelve months beginning October 1, 2012, (the “Forward EBITDA”). If the Forward EBITDA is less than $2,731,243, the Multiplier shall be adjusted to 0.50, and if the Forward EBITDA is greater than $3,431,243, the Multiplier shall be adjusted to 1.0. Intercloud also agreed to pay the Company’s shareholders an amount of cash equal to the amount, if any, by which the Forward EBITDA is greater than $3,081,243. In connection with these obligations, Intercloud issued 2,000 shares of Redeemable Series G Preferred Stock, which are held in escrow. These shares are redeemable in the event Intercloud defaults on its obligation to make the required payments. These shares of Series G Preferred are automatically cancelled if payments are made in cash by Intercloud .

ADEX CORPORATION

UNAUDITED CONSOLIDATED AND COMBINED
FINANCIAL STATEMENTS
For the six-months ended June 30, 2012 and 2011

ADEX CORPORATION & AFFILIATES
UNAUDITED CONSOLIDATED AND COMBINED BALANCE SHEETS
(Unaudited)

June 30,
ASSETS	2012
Current Assets:
Cash	$13,280
Accounts receivable, net of allowance for bad debt	5,485,965
Prepaid expenses and other current assets	706,193
Total current assets	6,205,438

Property and equipment, net of accumulated depreciation	110,119

Other Assets	758,609

Total assets	$7,074,166

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable and accrued expenses	$564,040
Due to Intercloud corporation	1,652,000
Income tax payable
Total current liabilities	2,216,040

Stockholders' Equity:
Common stock	2,000
Additional paid in capital	778,869
Retained earnings	4,077,257
Total stockholders' equity	4,858,126

Total liabilities and stockholders’ equity	$7,074,166

See notes to unaudited financial statements.

ADEX CORPORATION & AFFILIATES
UNAUDITED CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS
(Unaudited)

	For the Six Months Ended
	September 30,
	2012	2011

Revenues	$15,297,857	$15,726,931

Cost of revenues:

Cost of Goods Sold	12,416,772	12,938,566

Gross Profit	2,881,085	2,788,365

Selling, general and administrative expenses	2,530,968	2,444,482

Income (loss) before taxes and other expenses	350,116	343,883

Other (expense) and income	512	2,297

(Loss) income before taxes	350,629	346,180

Income taxes	(9,993)	(9,210)

Net (loss) income	$340,636	$336,970

See notes to unaudited financial statements.

ADEX CORPORATION & AFFILIATES
UNAUDITED CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Six Months Ended
	June 30,
	2012		2011

Cash flows from operating activities:
Net (loss) income		$(340,636)		$336,970
Changes in operating assets and liabilities:
Accounts receivable		2,368,319		(805,509)
Prepaid expenses and other current assets		48,028		(150,629)
Other assets		(7,963)		(517,353)
Accounts payable and accrued expenses		(642,893)		1,300,747
Due to Related Party		383,351		(114,003)
Net cash provided by (used in) operating activities		2,489,478		50,223

Cash flows from investing activities
Purchase of property and equipment		(24,260)

Cash flows from financing activities:
Repayment of notes payable		(2,513,000)		(105,000)

Net increase (decrease) in cash		(47,782)		(54,777)

Cash, beginning of period		61,062		168,681

Cash, end of period		$13,280		$113,904

Supplemental disclosures of cash flow information:
Cash paid for interest	$		$
Cash paid for income taxes		$-		$-

See notes to unaudited financial statements.

ADEX CORPORATION & AFFILIATES
UNAUDITED CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS
(Unaudited)

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

ADEX Corporation and Subsidiary and its Affiliated Company (collectively, the "Company") provide temporary employment services of technical employees to the telecommunications industry worldwide.

Principles of Consolidation and Combination

The consolidated and combined financial statements include the accounts of ADEX Corporation (“ADEX”), a New York corporation and its wholly owned subsidiary, ADEX LLC (“ADEX LLC”) a Georgia limited liability company, and its affiliated company ADEX Puerto Rico, LLC (“ADEX P.R.”) a Puerto Rican limited liability company, which is related by common ownership. All material intercompany transactions have been eliminated in the consolidated and combined financial statements. Collectively, and hereafter, ADEX, ADEX LLC and ADEX P.R. are referred to as the “Company” or “ADEX Corporation”, unless specific reference is made to an individual entity. Related to the Company are other entities that are related through mutual and common ownership and have conducted business transactions with the Company. Such an entity is ADEX Medical Staffing, LLC (“ADEX Medical”). The natures of transactions between related entities are that of business nature for the benefit of the Company or the related entity.

The unaudited financial statements have been prepared pursuant to the rules and regulations of the SEC. Certain information and footnote disclosures normally included in the annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America, have been omitted pursuant to those rules and regulations, but management believes that the disclosures are adequate to make the information presented not misleading. The financial statements and notes included herein should be read in conjunction with the annual financial statements and notes for the years ended December 31, 2011 and 2010 included in this accompanying report. In the opinion of management, all adjustments, consisting of normal, recurring adjustments and disclosures necessary for a fair presentation of these interim statements have been included. The results of operations for the six-month periods ended June 30, 2012 and 2011 are not necessarily indicative of the results expected for the year ending December 31, 2012, or that have been achieved for the year ended December 31, 2011, respectively.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reported period. Actual results will differ from those estimates. Included in these estimates are estimates of the useful lives of the Company’s property and equipment and the collectability of its accounts receivable.

Cash and Cash Equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less, when purchased, to be cash equivalents.

Accounts Receivable

The Company’s accounts receivable are due primarily from customers located in the United States. Collateral is generally not required. The accounts receivable may be secured by mechanic’s lien. The Company did not have to ascertain its rights under mechanic’s liens during the six-month period ended June 30, 2012 and 2011. The Company also maintains allowances for doubtful accounts for estimated losses resulting from the inability of the Company’s customers to make payments. The Company periodically reviews these estimated allowances, including an analysis of the customer’s payment history and credit worthiness, the age of the receivable balances, and current economic conditions that may affect a customer’s ability to make payments. Based on the review, the Company specifically reserves for those accounts deemed uncollectible. When receivables are determined to be uncollectible, principal amounts of such receivables outstanding are deducted from the allowance. Management believes that an allowance for doubtful accounts of $100,000 at June 30, 2012 is adequate.

Concentration of Credit Risks

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash in financial institutions. At June 30, 2012, substantially all of the Company’s cash was in one bank subject to FDIC’s insurance of $250,000 per depositor per insured bank. From December 31, 2011 through June 30, 2012, all noninterest-bearing transaction accounts are fully insured, regardless of the balances of the account and the ownership capacity of the funds under the Dodd-Frank Act.

At June 30, 2012, the Company did not have any interest-bearing accounts.

Total accounts receivable from five customers at June 30, 2012 represented 82% of the accounts receivable balance.

Four of the Company’s customers accounted for 71% of its revenues during the six-month period ended June 30, 2012 and six of the Company’s customers accounted for 83% of its revenues for the six month period ended June 30, 2011.

Property and Equipment

Property and equipment are stated at cost. Maintenance and repair costs are charged to expense as incurred. Depreciation is provided using the straight-line method over the estimated useful lives of the assets, which range from five to seven years.

Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets include amounts paid by the Company with a useful life of less than a year and are then amortized over the life of the payment. These amounts are primarily prepaid insurance which is paid for a year and then the amount is amortized over the period. Prepaid expenses and other current assets were $706,193 as of June 30, 2012.

Advertising and Promotion Costs

All costs associated with advertising and promotion are expensed in the period incurred. Total advertising and promotion costs amounted to $13,062 and $7,151 for the six months ended June 30, 2012 and 2011, respectively.

Income Taxes

The Company has elected to be taxed as Subchapter S corporations under the provisions of the Internal Revenue Code and for state tax purposes. Under those provisions, the corporation generally does not pay corporate income taxes on its taxable income. Instead, the stockholders report their proportionate share of the corporation’s taxable income or loss on their personal income tax returns.

ADEX LLC is a single member limited liability company for tax purposes and files its tax return on a combined basis with ADEX.

Effective January 2011, ADEX P.R. is taxed as a partnership for federal income tax purposes.

Accordingly, the accompanying consolidated and combined financial statements only provide for income taxes imposed by individual states and local governments that do not recognize the S corporation election.

The Company’s election to be taxed under section 1362 m of the Internal Revenue Code was automatically revoked upon the acquisition of all of the Company’s outstanding shares by Intercloud Systems, Inc., a (C) Corporation, on September 17, 2012.

Revenue Recognition

The Company recognizes revenue on arrangements in accordance with ASC Topic 605-10-S99, Revenue Recognition-Overall-SEC Materials. Revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed, and collectability of the resulting receivable is reasonably assured.

The Company’s revenues are generated from contracted services to provide technical engineering and management solutions to large voice and data communications providers, as specified by their clients. The contracts provide payment to the Company for its services may be based on either 1) direct labor hours at fixed hourly rates or 2) fixed-price contracts. The services provided by the Company under the contracts are generally provided within a month. Occasionally, the services may be provided over a period of up to 4 months. If the Company anticipates that the services span over a month and depending on the contract terms, the Company provides either progress billing at least once a month or upon completion of the clients’ specifications.

The Company recognizes revenues of contracts based on direct labor hours and fixed-price contracts that do not overlap a calendar month based on services provided. The Company recognizes revenues based on fixed-price contracts that overlap a calendar month using the percentage of completion method. The aggregate amount of unbilled work-in-progress recognized by the Company as revenues is insignificant at June 30, 2012.

The Company does not provide refunds to its customers.

Geographic Concentration

The Company provides the services throughout the continental United States and Latin America.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and Equipment are recorded at cost and are depreciated on a straight line basis over their estimated useful lives. Maintenance and repairs are charged to expense as incurred. Significant renewals and betterments are capitalized.

The carrying values of property and equipment and accumulated depreciation and their estimated useful lives consist of the following at:

June 30,
2012
Equipment	$454,832
Furniture and Fixtures	312,223
Total	767,055
Less: accumulated depreciation	(656,936)
Property and equipment, net	$110,119

Total depreciation expense was $0 and $20,438 for the nine months ended June 30, 2012 and 2011.

NOTE 4 - ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses as of June 30, 2012 consist of trade payables and accrued compensation.

NOTE 5 - RELATED-PARTY TRANSACTIONS

At December 31, 2011, the Company advanced $3,715,445 to ADEX Medical Staffing, LLC which is owned by two stockholders of the Company. This amount is due on demand and bears no interest. As of June 30, 2012, this amount had been repaid.

NOTE 6 - SUBSEQUENT EVENTS

The Company has evaluated the impact of subsequent events in its accompanying financial statements and related disclosure through November 19, 2012, which is the date the financial statements were available to be issued.

On September 17, 2012, Intercloud Systems, Inc. (“Intercloud”) entered into a Stock Purchase Agreement (the “ADEX Agreement”) and Intercloud acquired all the outstanding capital stock of the Company. The ADEX Agreement was made and entered into by and among Intercloud , the Company, and the Company’s shareholders.

Under the terms of the ADEX Agreement, Intercloud acquired all of the outstanding capital stock of the Company in exchange for the following consideration paid or issued by Intercloud at the closing: (i) cash of $12,819,594, (ii) a note in the amount of $1,046,000 and (iii) a note equal to the net working capital of the Company at the closing date of $1,332,668. The notes are due within sixty days of September 17, 2012.This note is secured by the issuance of 1,500 shares of Intercloud  Redeemable Series G Preferred Stock with a stated value of $1,500,000.

As additional consideration Intercloud  agreed to pay the Company’s shareholders an amount of cash equal to the product of 0.75 (the “Multiplier”) multiplied by the adjusted EBITDA of the Company for the twelve months beginning October 1, 2012, (the “Forward EBITDA”). If the Forward EBITDA is less than $2,731,243, the Multiplier shall be adjusted to 0.50, and if the Forward EBITDA is greater than $3,431,243, the Multiplier shall be adjusted to 1.0. Intercloud  also agreed to pay the Company’s shareholders an amount of cash equal to the amount, if any, by which the Forward EBITDA is greater than $3,081,243. In connection with these obligations, Intercloud  issued 2,000 shares of Redeemable Series G Preferred Stock, which are held in escrow. These shares are redeemable in the event Intercloud  defaults on its obligation to make the required payments. These shares of Series G Preferred are automatically cancelled if payments are made in cash by Intercloud .